Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

March 31, 2012 (Unaudited)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

March 31, 2012 (Unaudited) and December 31, 2011

	2012	2011
Assets
Due from DB Exchange Traded Funds	$8,766,793	$8,120,038
Investment in DB Exchange Traded Funds	15,359	14,433
Due from affiliate, net	33,429,754	14,021,447

Total assets	$42,211,906	$22,155,918

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$17,303,443	$14,279,280

Total liabilities	17,303,443	14,279,280

Member’s capital	24,908,463	7,876,638

Total liabilities and member’s capital	$42,211,906	$22,155,918

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Three Months ended March 31, 2012 and 2011

	2012	2011
Income:
Management fees	$24,995,796	$25,661,718
Equity in earnings in investment in DB Exchange Traded Funds	926	1,180

Total income	24,996,722	25,662,898

Expenses:
Legal fees	268,408	236,913
Audit fees and tax services	1,552,891	1,696,423
Printing services	162,501	274,436
Administrator and trustee fees	1,124,928	1,250,421
Distribution fees	4,683,168	4,783,270
Other	173,001	279,024

Total expenses	7,964,897	8,520,487

Net income	$17,031,825	$17,142,411

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

For the Three Months Ended March 31, 2012 and 2011

	2012	2011
Member’s capital, January 1	$7,876,638	$97,413,777
Net income	17,031,825	17,142,411

Member’s capital, March 31	$24,908,463	$114,556,188

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Three Months Ended March 31, 2012 and 2011

	2012	2011
Cash flows from operating activities:
Net income	$17,031,825	$17,142,411
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	(646,755)	(1,804,945)
Due from affiliate, net	(19,408,307)	(18,457,748)
Decrease in investment in DB Exchange Traded Funds	(926)	(1,180)
Increase (decrease) in operating liabilities:
Accrued expenses	3,024,163	3,121,462

Net cash provided by operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2012

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds, the “DB Exchange Traded Funds”:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

•	PowerShares DB Energy Fund (DBE)

•	PowerShares DB Oil Fund (DBO)

•	PowerShares DB Precious Metals Fund (DBP)

•	PowerShares DB Gold Fund (DGL)

•	PowerShares DB Silver Fund (DBS)

•	PowerShares DB Base Metals Fund (DBB)

•	PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

•	PowerShares DB US Dollar Index Bullish Fund (UUP)

•	PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2012

(c)	Due from DB Exchange Traded Funds

Due from the DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of March 31, 2012 or December 31, 2011.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in the DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years, entities will need to disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)	For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

The Company did not hold any Level 2 or Level 3 investments throughout the period.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $5,100,000 and $5,100,000 for the federal tax, $1,200,000 and $1,200,000 for the New York State tax, and $1,300,000 and $1,300,000 for the New York City tax for the quarters ended March 31, 2012 and 2011, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2008.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2012

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA and DBC Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their net asset values

The DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

During the Three Months Ended March 31, 2012 and 2011, the Company earned management fees of $24,995,796 and $25,661,718, respectively. As of March 31, 2012 and December 31, 2011, Due from DB Exchange Traded Funds was $8,766,793 and $8,120,038, respectively.

	2012 Management Fees	2011 Management Fees	2012 Due from DB Exchange Traded Funds	2011 Due from DB Exchange Traded Funds
DBA Fund	$4,318,212	$7,091,062	$1,459,682	$1,523,515
DBB Fund	696,976	1,079,940	233,717	242,182
DBC Fund	13,061,292	11,747,697	4,753,916	3,900,674
DBE Fund	334,537	374,935	127,197	89,148
DBO Fund	1,175,337	1,122,349	492,868	338,092
DBP Fund	829,305	650,075	273,820	329,409
DBS Fund	153,401	443,877	51,233	54,800
DGL Fund	778,921	515,967	266,281	305,015
DBV Fund	619,689	652,132	226,385	186,193
UDN Fund	180,981	280,754	58,750	68,624
UUP Fund	2,847,145	1,702,930	822,944	1,082,386

	$24,995,796	$25,661,718	$8,766,793	$8,120,038

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2012

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 6 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of March 31, 2012 and December 31, 2011, the Company had a net receivable from affiliate of $33,429,754 and $14,021,447, respectively.

(f)	Investment Advisory Service Agreement

The Company, in its capacity as the commodity trading advisor and on behalf of the Funds, entered into an agreement with Deutsche Bank Trust Company Americas for investment advisory services covering collateral management for the Funds. The costs of these services are assumed by the Company with no cost allocation to the Funds.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of March 31, 2012 and December 31, 2011 amount to $15,359 and $14,433, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(5)	Accrued Expenses

Accrued expenses as of March 31, 2012 and December 31, 2011 consist of the following:

	2012	2011
Audit Fees & Tax Services	$4,117,640	$5,414,000
Distribution Fees	10,964,701	6,573,180
Administrator & Trustee Fees	1,124,928	1,412,150
Legal Fees	413,409	115,000
Printing Services	353,096	434,950
Other	329,669	330,000

	$17,303,443	$14,279,280

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2012

(6)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary. License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds. Marketing fees are paid on behalf of the Funds by the Company.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

March 31, 2012

(7)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(8)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(9)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 24, 2012, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.